UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2012

BIOSCRIP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On January 24, 2012, BioScrip, Inc. (the “Company”) entered into the Fifth Amendment dated as of January 1, 2012 (the “Amendment”) to the Prime Vendor Agreement dated as of July 1, 2009, by and among AmerisourceBergen Drug Corporation, a Delaware corporation and the Company and its subsidiaries (as amended as of March 25, June 1, and August 1, 2010 and May 1, 2011, the “Agreement”). The Amendment modifies certain payment terms of the Agreement.

This description of the Amendment is qualified in its entirety by the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Fifth Amendment, dated as of January 1, 2012, to the Prime Vendor Agreement dated as of July 1, 2009 and amended as of March 25, 2010, June 1, 2010, August 1, 2010, and May 1 2011 by and among AmerisourceBergen Drug Corporation, Bioscrip, Inc., BioScrip Infusion Services, Inc., Chronimed, LLC, Bioscrip Pharmacy, Inc., Bradhurst Specialty Pharmacy, Inc., Bioscrip Pharmacy (NY), Inc., Bioscrip PBM Services, LLC, Natural Living, Inc., Bioscrip Infusion Services, LLC, Bioscrip Nursing Services, LLC, Bioscrip Infusion Management, LLC, Bioscrip Pharmacy Services, Inc., Critical Homecare Solutions, Inc., Specialty Pharma, Inc., New England Home Therapies, Inc., Deaconess Enterprises, LLC, Infusion Solutions, Inc., Professional Home Care Services, Inc., Wilcox Medical, Inc., Deaconess Homecare, LLC, South Mississippi Home Health, Inc., Regional Ambulatory Diagnostics, Inc., Elk Valley Professional Affiliates, Inc., Infusion Partners, LLC, Knoxville Home Therapies, LLC, South Mississippi Home Health, Inc., - Region I, South Mississippi Home Health, Inc. - Region II, South Mississippi Home Health, Inc. - Region III, Applied Health Care, LLC, East Goshen Pharmacy, Inc., Infusion Partners of Brunswick, LLC, Scott Wilson, Inc., Infusion Partners of Melbourne, LLC, Elk Valley Home Health Care Agency, Inc., Gericare, Inc., Cedar Creek Home Health Care Agency, Inc., Elk Valley Health Services, Inc., National Health Infusion, Inc., Option Health, Ltd. and CHS Holdings, Inc.*

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* Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of these exhibits. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: January 25, 2012		/s/ Richard Smith
	By:	Richard M. Smith
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Fifth Amendment, dated as of January 1, 2012, to the Prime Vendor Agreement dated as of July 1, 2009 and amended as of March 25, 2010, June 1, 2010, August 1, 2010, and May 1 2011 by and among AmerisourceBergen Drug Corporation, Bioscrip, Inc., BioScrip Infusion Services, Inc., Chronimed, LLC, Bioscrip Pharmacy, Inc., Bradhurst Specialty Pharmacy, Inc., Bioscrip Pharmacy (NY), Inc., Bioscrip PBM Services, LLC, Natural Living, Inc., Bioscrip Infusion Services, LLC, Bioscrip Nursing Services, LLC, Bioscrip Infusion Management, LLC, Bioscrip Pharmacy Services, Inc., Critical Homecare Solutions, Inc., Specialty Pharma, Inc., New England Home Therapies, Inc., Deaconess Enterprises, LLC, Infusion Solutions, Inc., Professional Home Care Services, Inc., Wilcox Medical, Inc., Deaconess Homecare, LLC, South Mississippi Home Health, Inc., Regional Ambulatory Diagnostics, Inc., Elk Valley Professional Affiliates, Inc., Infusion Partners, LLC, Knoxville Home Therapies, LLC, South Mississippi Home Health, Inc., - Region I, South Mississippi Home Health, Inc. - Region II, South Mississippi Home Health, Inc. - Region III, Applied Health Care, LLC, East Goshen Pharmacy, Inc., Infusion Partners of Brunswick, LLC, Scott Wilson, Inc., Infusion Partners of Melbourne, LLC, Elk Valley Home Health Care Agency, Inc., Gericare, Inc., Cedar Creek Home Health Care Agency, Inc., Elk Valley Health Services, Inc., National Health Infusion, Inc., Option Health, Ltd. and CHS Holdings, Inc.*

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* Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of these exhibits. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.